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                                                                    EXHIBIT 10.1

                                   AMENDMENT
                         Dated as of October 29, 1999

                                      to

              AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
                           Dated as of June 12, 1995


          THIS AMENDMENT ("Amendment") dated as of October 29, 1999 is entered into among THE BON-TON RECEIVABLES PARTNERSHIP, L.P. ("TBTR" or the "Seller"), BTRGP, INC. ("BTRGP"), FALCON ASSET SECURITIZATION CORPORATION ("Falcon"), certain financial institutions, and BANK ONE, NA (formerly known as THE FIRST NATIONAL BANK OF CHICAGO) ("Bank One"), as Agent (the "Agent").

          PRELIMINARY STATEMENT. The Seller, BTRGP, Falcon, Bank One, PNC Bank, N.A. ("PNC"), Natwest Bank N.A., The Bank of New York, and the Agent have entered into an Amended and Restated Receivables Purchase Agreement dated as of June 12, 1995 (as previously amended, the "Agreement", the terms defined therein being used herein as therein defined unless otherwise defined herein), and now desire to (i) terminate the Commitments of Natwest Bank N.A. and The Bank of New York, as Investors under the Agreement, (ii) modify the amount of the Commitment of Bank One and (iii) amend the Agreement in certain other respects as hereinafter provided. The undersigned agree, on the terms and conditions set forth below, to amend the Agreement as hereinafter set forth.

          SECTION 1.  Amendments to the Agreement and Effect Thereof.  The
                      ----------------------------------------------
parties hereto, effective the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, agree as follows:
                                  ---------

          1.1  Section 1.7 of the Agreement is amended to add the following
               -----------
sentence at the end of such provision:

          "Notwithstanding the foregoing, in the event that any "Provisional Excess" (as defined in Section 2.8 below) shall exist at any time
                             -----------
     following the end of a Provisional Commitment Period, all Collections allocable to the Receivables Interests of the Investors shall be remitted first to the Provisional Commitment Provider, for application to a reduction of its Capital outstanding, until such time that the Provisional Excess shall cease to exist, and thereafter all Collections allocable to the Receivables Interests of the Investors shall be shared ratably by the Investors in accordance with their Pro Rata Shares."

          1.2  Section 1.10 of the Agreement is hereby amended in its entirety
               ------------
to read as set forth below:

          "Section 1.10.  Seller Interest.  The Seller shall ensure that the
                          ---------------
     aggregate Receivable Interests of the Purchasers shall at no time exceed 100%. If on the

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     Liquidation Day of a Receivable Interest, the aggregate Receivable
     Interests of the Purchasers exceeds 100%, the Seller shall pay to the Agent not later than the earlier of (i) the one Business Day following the Seller having knowledge of the existence of any such excess, and (ii) the fifth Business Day following the occurrence of the existence of any such excess, an amount to be applied to reduce the Capital of the Receivable Interests, such that after giving effect to such payment the aggregate Receivable Interest equals or is less than 100%. Such amount shall be applied ratably to the reduction of the Capital of the Receivable Interests. Any amounts received by the Investors pursuant to the preceding sentence shall be applied ratably in accordance with their Pro Rata Shares. The Seller hereby grants to the Agent for the ratable benefit of the Purchasers a security interest in all of its interest in the Receivables, Related Security, Collections and proceeds thereof to secure payment of the Aggregate Unpaids, including its indemnity obligations under Article VIII and all other obligations owed hereunder to the Purchasers."

          1.3  Article I of the Agreement is hereby amended to add the following
               ---------
new Section 1.12 thereto at the end of such Article:

          "Section 1.12.  Extension of Facility Termination Date.  The Seller
                          --------------------------------------
     may request one or more one year extensions of the date referred to in clause (i) of the definition of Facility Termination Date (such date or such date as it may have been previously extended pursuant to this Amendment; hereinafter referred to as the "Facility Termination Date") by
                                                -------------------------
     giving written notice of such request to the Agent during the month of November of any year, commencing in November, 2000. Upon its receipt of such notice, the Agent shall promptly advise each Investor of the request so made by the Seller. If, within 30 days after receipt of such requested extension, the Agent shall have been advised in writing by each Investor that such Investor consents to the requested extension of the Facility Termination Date, then the Facility Termination Date shall be extended, effective on such Facility Termination Date, to the date which is the first anniversary of the previously effective Facility Termination Date. Notwithstanding anything hereinabove to the contrary, (i) failure by any Investor to affirmatively advise the Agent of such Investor's consent to any extension shall constitute a denial on the part of such Investor in respect of such request, and (ii) in the event that fewer than all of the Investors shall consent to any request for an extension of the Facility Termination Date, the Facility Termination Date shall not be extended as so requested and the Agent shall promptly advise the Seller and the Investors of such fact."

          1.4  Section 2.7 of the Agreement is hereby amended deleting the
               -----------
percentage "0.20%" in the definition therein of "Liquidity Fee" and substituting
                                                 -------------
therefore the percentage "0.30%" in lieu thereof.

          1.5  Article II of the Agreement is amended to add the following new
               ----------
section thereto:

          "Section 2.8  Seasonal Increases in the Purchase Limit.  (a) The
           -----------  ----------------------------------------
     Seller may, at any time prior to the Facility Termination Date, request that the Purchase Limit be increased and, in connection therewith, that Bank One (in such capacity, the "Provisional
                                       -----------

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     Commitment Provider") agree to increase its Commitment hereunder (such
     -------------------
     increase being the "Provisional Commitment") on a provisional basis by an
                         ----------------------
     amount (the "Provisional Commitment Amount") equal to the increase then
                  -----------------------------
     being requested in the Purchase Limit; provided that, without the prior
                                            --------
     written consent of all of the Investors, (i) the Purchase Limit shall not be increased more frequently than once during any calendar year, (ii) the Seller shall not request a period for the Provisional Commitment to be in effect (the "Provisional Commitment Period") that exceeds ninety (90) days
                  -----------------------------
     or that would extend beyond the Facility Termination Date, and (iii) the Seller shall not make any request for an increase in the Purchase Limit at any time that the Investors then hold any Receivables Interest hereunder.

               (b)  Any increase in the Purchase Limit under this Section 2.7
                                                                  -----------
     shall be subject to the following conditions: (i) Bank One (formerly known as The First National Bank of Chicago) shall have agreed, in its sole and absolute discretion, to increase its Commitment by the Provisional Commitment Amount pursuant to the terms hereof; (ii) the Agent, on behalf of FALCON, shall have consented to the requested increase in the Purchase Limit and (iii) the Provisional Commitment Provider, the Seller and the Agent shall have executed and delivered such instruments, documents and agreements as the Provisional Commitment Provider or the Agent shall have requested in connection with the implementation of the Provisional Commitment (which documentation shall specify, among other things, the fees, if any, payable by the Seller in connection with the Provisional Commitment). Upon satisfaction of such conditions, the Agent shall provide written notice thereof to each Investor, whereupon the Provisional Commitment shall become effective for the Provisional Commitment Period specified in such notice. During the Provisional Commitment Period, each of the Purchase Limit and the Commitment of the Provisional Commitment Provider shall increase by an amount equal to the Provisional Commitment Amount.

               (c) On the last day of a Provisional Commitment Period, the Purchase Limit and the Commitment of the Provisional Commitment Provider shall automatically reduce to the respective amounts in effect immediately prior to the commencement of the Provisional Commitment Period; provided
                                                                     --------
     that, solely for purposes of the definition of "Required Investors",
                                                     ------------------
     Article II (and the definitions of terms used therein) of this Agreement
     ----------
     and the calculation of any fees payable in respect of the Provisional Commitment, the Commitment of the Provisional Commitment Provider shall thereafter be equal to the amount of its Commitment immediately prior to the commencement of the Provisional Commitment Period plus the lesser of
     (i) the Provisional Commitment Amount then most recently in effect and (ii) the excess (a "Provisional Excess"), if any, of the aggregate Capital at
                    ------------------
     such time over the aggregate Commitments of the Investors as in effect immediately prior to the commencement of such Provisional Commitment Period; and, provided further, that so long as a Provisional Excess shall
                  -------- -------
     remain at any time other than during a Provisional Commitment Period, no further purchases from the Seller, whether Incremental Purchases or Reinvestments, shall be made hereunder."

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          1.6  Section 7.1 of the Agreement is hereby amended to add the
               -----------
following clause at the end thereof:

          "(i) the ratio of (A) the accrued expenses, expense payables and trade payables for The Bon-Ton Department Stores, Inc., The Bon-Ton Stores, Inc., and The Bon-Ton Stores of Lancaster, Inc. and their respective subsidiaries for any fiscal quarter commencing with the fiscal quarter ending October 30, 1999 to (B) the book value of their inventory as at the end of such fiscal quarter, all calculated on a consolidated basis in accordance with generally accepted accounting principles consistently applied, shall be less than .25 to 1.0."

          1.7  Exhibit I of the Agreement is hereby further amended deleting the
               ---------
definition therein of "Commitment" in its entirety and to substitute the following new definition therefor:

          "Commitment" means, for each Investor, the commitment of such
           ----------
     Investor to purchase its Pro Rata Share of Receivable Interests from (i) the Seller and (ii) Falcon, such Pro Rata Share not to exceed, in the aggregate, the amount set forth opposite such Investor's name on the signature pages of the Amendment to the Agreement dated as of October 29, 1999, as such amount may be modified in accordance with the terms hereof."

          1.8  Exhibit I to the Agreement is hereby amended by deleting the date
               ---------
"January 26, 2000" in the definition therein of "Facility Termination Date" and
                                                 -------------------------
substituting therefore the following clause in lieu thereof:

          "(i) January 31, 2003, as such date may be extended pursuant to the terms of Section 1.12 from time to time,"
              ------------

          SECTION 2.  Termination of Commitments of Certain Investors.  Upon the
                      -----------------------------------------------
effectiveness of this Amendment pursuant to Section 3, the Commitments of
                                            ---------
Natwest Bank N.A. and of The Bank of New York are hereby terminated and cancelled in full and Natwest Bank N.A. and The Bank of New York shall cease to be Investors under the Agreement.

          SECTION 3.  Conditions Precedent.  This Amendment shall become
                      --------------------
effective upon receipt by the Agent of (i) counterparts of this Amendment executed by the Seller, BTRGP, Falcon, Bank One and each Investor or, as to any Investor, advice satisfactory to the Agent that such Investor had executed this Amendment, (ii) the amended and restated fee letter of even date herewith, duly executed by each of the Seller, and BTRGP, and the payment of all fees stated thereunder to be due on or prior to the effective date of this Amendment, (iii) an opinion or reliance letter from Wolf, Block, Schorr and Solis-Cohen, LLP, counsel to the Seller, and BTRGP, in form and substance satisfactory to the Agent, and (iv) payment for the account of Natwest Bank N.A. and The Bank of New York of all Liquidity Fees payable to such Investors under the Agreement, accrued for the period through and including the date of this Amendment. The Agent hereby agrees to promptly remit such amount to Natwest Bank N.A. and The Bank of New York upon its receipt thereof.

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          SECTION 4.  Covenants, Representations and Warranties of the Seller
                      -------------------------------------------------------
and BTRGP.
---------

          4.1 Upon the effectiveness of this Amendment, the Seller and BTRGP hereby reaffirm all covenants, representations and warranties made by such party in the Agreement as amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

          4.2 The Seller and BTRGP hereby represent and warrant that this Amendment constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, subject to the same limitations provided in Section 3.1(d) of the Agreement.

          SECTION 5.  Reference to and Effect on the Agreement.
                      ----------------------------------------

          5.1 Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Agreement, as amended hereby, and each reference to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be a reference to the Agreement as amended hereby.

          5.2 Except as specifically amended above, the Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

          5.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Investor or the Agent under the Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

          SECTION 6.  Execution in Counterparts.  This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          SECTION 7.  Governing Law.  This Amendment shall be governed by and
                      -------------
construed in accordance with the internal laws (and not the laws of conflicts) of the State of Illinois.

          SECTION 8.  Headlines.  Section headings in this Amendment are
                      ---------
included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                    THE BON-TON RECEIVABLES
                                    PARTNERSHIP, L.P.

                                    By: BTRGP, INC., Its General Partner


                                    By:  /s/ H. Todd Dissinger
                                        --------------------------------
                                    Title:       Treasurer
                                           -----------------------------


                                    BTRGP, INC.


                                    By:   /s/ H. Todd Dissinger
                                        --------------------------------
                                    Title:       Treasurer
                                           -----------------------------


                                    FALCON ASSET SECURITIZATION
                                    CORPORATION


                                    By:   /s/ Brooks P. Crankshaw
                                        --------------------------------
                                              Authorized Signatory



Commitment
------------
$138,450,000                        BANK ONE, NA (formerly known
                                    As THE FIRST NATIONAL BANK
                                    CHICAGO) as Investor and as Agent


                                    By:  /s/ Anita Kramer
                                        --------------------------------
                                    Title:   Vice President
                                           -----------------------------


                                    Investors
                                    ---------
Commitment
----------
$11,550,000                         PNC BANK, N.A.


                                    By:  /s/ Brennan T. Danile
                                        --------------------------------
                                    Title:   Assistant Vice President
                                           -----------------------------

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Commitment
----------
$0                                  FLEET NATIONAL BANK
                                    (formerly NATWEST BANK N.A.)


                                    By:  /s/ Thomas J. Bullard
                                         --------------------------------
                                    Title:   Vice President
                                           ------------------------------


Commitment
----------
$0                                  THE BANK OF NEW YORK


                                    By:  /s/ Stephen C. Brennan
                                        ---------------------------------
                                    Title:   Vice President
                                           ------------------------------

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